Exhibit 99.1

SCVX Signs Letter of Intent for a Business Combination

New York, NY January 20, 2022 – SCVX Corp. (“SCVX”), a publicly traded Special Purpose Acquisition Company (SPAC), has announced today that it has entered into a non-binding letter of intent (“LOI”) for a business combination. The target company is a pioneer in the Environmental, Social, and Governance (ESG) space. Under the terms of the LOI, SCVX and the target company would become a combined entity, with the target company’s existing shareholders rolling over 100% of their equity into the combined public company.

In connection with executing the LOI, SCVX and the target company have secured initial non-binding investment indications of approximately $75 million in total from an institutional investor and certain strategic partners. Firm commitments from those investors, as well as any other investors, would be announced concurrently with the signing of a definitive agreement.

SCVX expects to announce additional details regarding the proposed business combination when a definitive agreement is executed, which is expected later in Q1’2022 and with a closing anticipated in Q3’2022.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.  Any transaction would be subject to board and equityholder approval of both companies, regulatory approvals, and other customary conditions. SCVX is holding a special meeting of its shareholders on January 25, 2022 to approve an extension of time for SCVX to complete an initial business combination through July 28, 2022, and the proposed transaction would be subject to approval of such proposal by SCVX’s shareholders.

About SCVX:

SCVX Corp. (“SCVX”; NYSE: SCVX) is a Special Purpose Acquisition Company (SPAC) seeking to partner with and acquire world class companies. The SCVX team was built with the goal of identifying best in breed teams and technologies for its business combination, capable of rapid growth and innovation needed to push beyond the existing boundaries of technology.

Important Information and Where to Find It

SCVX has mailed to its shareholders of record as of January 5, 2022 a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of shareholders to be held on January 25, 2022 to approve an extension of time for SCVX to complete an initial business combination through July 28, 2022 (the “Extension Proposal”). Shareholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: SCVX Corp., 1220 L St. NW, Suite 100-397, Washington, DC 20005. The Extension Proxy Statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission (the “SEC”)’s website (www.sec.gov).

If a legally binding definitive agreement with respect to the proposed business combination is executed SCVX intends to file a preliminary proxy statement (a “Deal Proxy Statement”) with the SEC. A definitive Deal Proxy Statement will be mailed to shareholders of SCVX as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: SCVX Corp., 1220 L St. NW, Suite 100-397, Washington, DC 20005. The preliminary and definitive Deal Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

SCVX urges investors, shareholders and other interested persons to read the Extension Proxy Statement and, when available, the preliminary Deal Proxy Statement as well as other documents filed with the SEC because these documents do and will contain important information about SCVX, the Proxy Extension Proposal, the potential target company and the proposed transaction.

Participants in the Solicitation

SCVX and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of SCVX is set forth in SCVX’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on July 14, 2021. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, SCVX’s shareholders approval of the Extension Proposal, SCVX’s ability to enter into a definitive agreement or consummate a transaction with the target company and SCVX’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of SCVX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SCVX and the target company. These forward- looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of SCVX of the Extension Proposal is not obtained, SCVX’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with the target company; the risk that the approval of the shareholders of SCVX for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of SCVX and the target company; the amount of redemption requests made by SCVX’s shareholders and the amount of funds remaining in SCVX’s trust account after satisfaction of such requests; those factors discussed in SCVX’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of SCVX filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that SCVX presently does not know or that SCVX currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SCVX’s expectations, plans or forecasts of future events and views as of the date hereof. SCVX anticipates that subsequent events and developments will cause SCVX’s assessments to change. However, while SCVX may elect to update these forward-looking statements at some point in the future, SCVX specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SCVX’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.